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                                                                  EXHIBIT 10.2.1

                               FIRST AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") made as of the 25th day of March 1998 by and among CTA INCORPORATED, a Colorado corporation (the "Borrower") and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation, its successors and assigns (the "Lender").

                                    RECITALS

        A. The Borrower and the Lender have entered into that certain Financing and Security Agreement dated November 7, 1997 ( as thereafter amended from time to time, is hereinafter called the "Financing Agreement"), pursuant to which the Lender has agreed to establish a secured line of credit (the "Revolving Loan") in favor of the Borrower in the original maximum principal amount not to exceed Fifteen Million Dollars ($15,000,000).

        B. The Borrower has requested that the Lender amend certain provisions of the Financing Agreement and the Lender has agreed on the condition, among others, that this Agreement be executed and delivered by the Borrower to the Lender.

        C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Financing Agreement.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender do hereby agree as follows:


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        1.      Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

        2.      Definitions. The Definitions of "EBIT" and "EBITDA" in Section
1.1 of the Financing Agreement are hereby amended and restated in their entirety as follows:

                "EBIT" means as to the Borrower and its Subsidiaries for the period commencing January 1, 1998 through December 31, 1998, earnings before interest and Taxes, as calculated on an annualized basis based on the fiscal quarter then ending, determined in accordance with GAAP consistently applied. Notwithstanding the preceding, for the fiscal quarter ending September 30, 1997, the Borrower's EBIT shall be calculated using an annualized EBIT based on the EBIT for the three (3) fiscal quarters ending September 30, 1997. For all periods after December 31, 1998, "EBIT" means as to the Borrower and its Subsidiaries for any period of determination thereof, earnings before interest and Taxes, determined in accordance with GAAP consistently applied over the last twelve (12) month period. For the fiscal quarter ending December 31, 1997 and thereafter, EBIT shall exclude up to Three Million Two Hundred Thousand Dollars ($3,200,000) of Employee Stock Ownership Plan expense.

                "EBITDA" means as to the Borrower and its Subsidiaries for the fiscal year beginning January 1, 1998 thru December 31, 1998, the sum of
        (a)earnings before interest and Taxes, determined in accordance with GAAP, plus (b) depreciation and amortization of assets for such period, all as calculated on an annualized basis based on the fiscal quarter then ending. For all periods after December 31, 1998,"EBITDA"means as to the Borrower and its Subsidiaries, the sum of (a) earnings before interest and Taxes, determined in accordance with GAAP consistently applied over the last twelve (12) month period, plus (b) depreciation and amortization of assets for such period. For the fiscal quarter ending December 31, 1997 and thereafter, EBITDA shall exclude up to Three Million Two Hundred Thousand Dollars ($3,200,000) of Employee Stock Ownership Plan expense.

        3. EBIT Ratio. Effective as of the date hereof, Section 6.1.17 of the Financing Agreement is amended and restated in its entirety as follows:

                6.1.17 EBIT Ratio. The Borrower will maintain a ratio of EBIT to interest expense, tested as of the end of fiscal year 1997 of not less than 2.10 to 1.0. Commencing as of the end of each fiscal quarter thereafter, the Borrower will maintain a ratio of EBIT to interest expense, tested as of the last day of each of the Borrower's fiscal quarters of not less than 2.25 to 1.0


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        4.      Representations. The Borrower hereby warrants and represents to the Lender that no Event of Default has occurred or is continuing upon the execution of this Agreement.

        5. Conditions Precedent. This Agreement shall become effective on the date the Lender receives the following, each of which shall be satisfactory in form and substance to the Lender:

                (a) Proof that the Borrower has paid all costs and expenses (invoiced as of the date of this Agreement), to the Lender and its counsel in connection with this Agreement, including but not limited to the Lender's reasonable attorneys fees invoiced as of such date; and

                (b) Such other information, instruments, opinions, documents, certificates and reports as the Lender may in its reasonable discretion deem necessary.

        6. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

        7. Financing Documents; Governing Law; Etc. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

        8. Acknowledgments. The Borrower hereby confirms to the Lender the enforceability and validity of each of the Financing Documents. In addition, the Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrower under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. The Borrower issues,


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ratifies and confirms the representations, warranties and covenants contained in the Financing Documents, as amended from time to time.

        9. Release. The Borrower represents and warrants that it has no claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature which the Borrower can or could assert against the Lender in connection with the making, closing, administration, collection or enforcement by the Lender of this Agreement any Financing Document or the Revolving Loan. IN THE EVENT THE BORROWER HAS ANY CLAIMS, ACTIONS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR SETOFFS OF ANY KIND OR NATURE WHICH THE BORROWER NOW OR HEREAFTER MAY ASSERT AGAINST THE LENDER IN CONNECTION WITH THE MAKING, CLOSING, ADMINISTRATION, COLLECTION OR ENFORCEMENT BY THE LENDER OF THIS AGREEMENT THE FINANCING DOCUMENTS OR THE REVOLVING LOAN FOR ALL PERIODS THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT, THEN BY EXECUTING THIS AMENDMENT, THE BORROWER FOREVER WAIVES AND RELEASES THE LENDER, AND ITS OFFICERS, ATTORNEYS, AGENTS, REPRESENTATIVES, EMPLOYEES, SHAREHOLDERS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, SUIT, DAMAGE, CLAIM, LOSS OR EXPENSE OF ANY KIND OR NATURE WHATSOEVER AND HOWSOEVER ARISING THAT THE BORROWER EVER HAD, NOW HAS OR MAY HAVE AGAINST THE LENDER OR ANY OF THEM ARISING OUT OF OR RELATING TO THE FOREGOING OBLIGATIONS. IN ADDITION, THE BORROWER REPRESENTS AND WARRANTS THAT IT WILL NOT COMMENCE, JOIN IN, PROSECUTE OR PARTICIPATE IN ANY SUIT OR OTHER PROCEEDING IN A POSITION THAT IS


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ADVERSE TO THE LENDER IN CONNECTION WITH THE MAKING, CLOSING, ADMINISTRATION,
COLLECTION OR ENFORCEMENT BY THE LENDER OF THIS AGREEMENT, ANY FINANCING DOCUMENT OR THE REVOLVING LOAN FOR ALL PERIODS THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT. THE BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD THE LENDER AND ITS OFFICERS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM ANY LOSS, DAMAGE, JUDGMENT, LIABILITY OR EXPENSE (INCLUDING ATTORNEY'S FEES) SUFFERED BY OR RENDERED AGAINST THE INDEMNIFIED PARTIES ON ACCOUNT OF ANYTHING ARISING OUT OF THIS AGREEMENT, ANY FINANCING DOCUMENT OR THE REVOLVING LOAN FOR ALL PERIODS THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT. THIS AGREEMENT AND COVENANT ON THE PART OF THE BORROWER IS CONTRACTUAL, AND NOT A MERE RECITAL, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT NO LIABILITY WHATSOEVER IS ADMITTED ON THE PART OF ANY PARTY, EXCEPT THE BORROWER'S INDEBTEDNESS UNDER THIS AGREEMENT, THE FINANCING DOCUMENTS THE REVOLVING CREDIT NOTE, AND THAT ALL AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES HERETO ARE EMBODIED IN THE FINANCING DOCUMENTS AND THIS AGREEMENT AND THE RELEASE AND ALL SECURITY INSTRUMENTS EXECUTED IN CONNECTION THEREWITH.

        10. No Implied Waivers by Lender. Except as expressly set forth herein, the Borrower acknowledges and agree that the execution of this Agreement by the Lender is not intended nor shall


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it be construed as (a) an actual or implied waiver of any default under any note previously delivered to the Lender in connection with Revolving Loan, the Financing Agreement or any other Financing Document, or (b) at actual or implied waiver of any condition or obligation imposed upon the Borrower pursuant to any note previously delivered to the Lender in connection with the Revolving Loan, the Revolving Credit Note, the Financing Agreement or any other Financing Document, except to the extent specified herein.

        11. Third Parties. All of the understandings, agreements, representations and warranties contained herein are solely for the benefit of the parties hereto and there are no other parties who are intended to be benefitted, or who may be benefitted in any way from this Agreement.

        12. Miscellaneous. To the extent of any conflict between the Revolving Credit Note, the Financing Agreement or any other Financing Document and this Agreement, this Agreement shall control. Except as hereby expressly modified, all terms of the Revolving Credit Note, the Financing Agreement and all other Financing Documents (as any of them may have been previously modified by any written agreement) remain in full force and effect. This Agreement embodies the entire agreement and understanding between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The duties, covenants, conditions, obligations and warranties of the Borrower in this Agreement shall be obligations of the Borrower and its successors and assigns. The Borrower represents and warrants to the Lender that this Agreement is duly executed, acknowledged and delivered by the Borrower's duly authorized representatives.

        13. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.


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        IN WITNESS WHEREOF the parties hereto have signed and sealed this
Agreement on the day and year first above written.


WITNESS/ATTEST:                  CTA INCORPORATED


/s/ JOHN WAGNER                  By: /s/ GREGORY H. WAGNER                (SEAL)
------------------------            --------------------------------------
                                    Gregory H. Wagner
                                    Executive Vice President and Chief Financial
                                    Officer

                                 FIRST UNION COMMERCIAL CORPORATION


                                 By: /s/ BARBARA BOEHM                    (SEAL)
                                    --------------------------------------
                                    Barbara Boehm
                                    Vice President








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